Transactions and Balances With Related Parties	12 Months Ended
Feb. 26, 2022
Related Party Transactions [Abstract]
Transactions and Balances With Related Parties
9.	TRANSACTIONS AND BALANCES WITH RELATED PARTIES
On April 21, 2019, Warren Eisenberg and Leonard Feinstein transitioned to the role of
Co-Founders
and
Co-Chairmen
Emeriti of the Board of Directors of the Company. As a result of this transition, Messrs. Eisenberg and Feinstein ceased to be officers of the Company effective as of April 21, 2019, and became entitled to the payments and benefits provided under their employment agreements that apply in the case of termination without cause, which generally include continued senior status payments until May 2027 and continued participation for
Co-Founders
(and their spouses, if applicable) at the Company’s expense in employee plans and programs. In addition, the
Co-Founders
remain entitled to supplemental pension payments specified in their employment agreements of $200,000 per year (as adjusted for a cost of living increase), until the death of the survivor of the applicable
Co-Founder
and his spouse, reduced by the continued senior status payments referenced above.
Pursuant to their respective restricted stock and performance stock unit agreements, shares of restricted stock and performance-based stock units granted to Messrs. Eisenberg and Feinstein vested upon their resignation as members of the Board of Directors effective May 1, 2019, subject, however, to attainment of any applicable performance goals and the certification of the applicable performance-based tests by the Compensation Committee, as provided under their award agreements.